-----------------------------------------------
COLONIAL NEW YORK TAX-EXEMPT FUND ANNUAL REPORT
-----------------------------------------------

January 31, 1999

[graphic omitted]

                         ------------------------------
                           Not FDIC   May Lose Value
                           Insured    No Bank Guarantee
                         ------------------------------

                  COLONIAL NEW YORK TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1998 - JANUARY 31, 1999

PORTFOLIO MANAGER COMMENTARY: "Interest rate volatility, low nominal interest rates and a near-record level of supply created challenging conditions for tax-exempt investors. Despite these hurdles, the Fund was well positioned. We took advantage of slightly declining interest rates and a strong New York economy, generating attractive performance relative to the Fund's Lipper peers.(1)"
                                                                  -- Gary Swayze

                  COLONIAL NEW YORK TAX-EXEMPT FUND PERFORMANCE

                                               CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
Inception dates                                9/26/86       8/4/92      8/1/97
--------------------------------------------------------------------------------
12-month distributions declared per share(2)    $0.363       $0.306      $0.329
--------------------------------------------------------------------------------
SEC yields on 1/31/99(3)                         3.74%        3.17%       3.47%
--------------------------------------------------------------------------------
Taxable-equivalent SEC yields(4)                 6.94%        5.88%       6.44%
--------------------------------------------------------------------------------
12-month total returns, assuming                 6.61%        5.80%       6.13%
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)(5)
--------------------------------------------------------------------------------
Net asset value per share on 1/31/99              $7.49        $7.49      $7.49
--------------------------------------------------------------------------------

QUALITY BREAKDOWN (as of 1/31/99)(6)      TOP FIVE SECTORS (as of 1/31/99)(6)
------------------------------------      -----------------------------------

AAA ...........................48.0%      State Appropriated ...........16.4%
AA .............................9.3%      Special Non-Property Tax .....15.7%
A .............................27.0%      Municipal Electric ............8.3%
BBB ............................8.2%      Investor Owned Utilities ......8.2%
Nonrated .......................5.6%      Education .....................6.4%
Short-Term Obligations .........1.9%

(1) Please see page 3 for complete Lipper rankings.
(2) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and will be taxable when distributed.
(3) The 30-day SEC yields on January 31, 1999, reflect the portfolio's earning power, net of expenses, and are expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived or borne certain Fund expenses, SEC yields would have been 3.60% for Class A shares, 3.03% for Class B shares and 3.14% for Class C shares.
(4) Taxable-equivalent SEC yields are based on the maximum effective 46.1% federal and New York state and city income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occurs when Adjusted Gross Income exceeds certain levels.
(5) Performance results reflect any voluntary waivers or reimbursement of expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
(6) Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

I am pleased to present the annual report for Colonial New York Tax-Exempt Fund for the 12 months ended January 31, 1999.

The past 12 months were generally positive for bonds, although conditions varied considerably as domestic and international events affected all sectors of the bond market. Despite some economic uncertainty early in the year, the economy continued to grow and inflation remained low, creating a positive climate for bonds.

International events played a role in the strong U.S. bond market.
The economic turmoil in Asia that began in 1997 gradually spread to other less-developed markets, most notably Russia and Latin America. During periods of increased volatility, investors around the world sought the relative quality and stability of U.S. Treasury bonds. Although demand for safety made Treasurys the bond market's biggest winner, municipal bonds also benefited.

Colonial's disciplined bond fund management style and long-term investment orientation served shareholders well during this volatile period, helping the Fund outperform the majority of its peers over the past 12 months.(1) For investors seeking competitive levels of tax-free income and the potential for long-term price appreciation, Colonial New York Tax-Exempt Fund may provide an attractive option.

The Portfolio Manager Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial New York Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    March 11, 1999

(1) Source: Lipper, Inc. Lipper rankings are based on the New York Tax-Exempt Municipal Funds universe. The Fund (Class A shares) ranked in the first quartile (10 out of 99 funds) for the one-year period, in the second quartile (15 out of 58 funds) for the five-year period and in the third quartile (22 out of 30 funds) for the ten-year period. Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.
    Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue.

                            PORTFOLIO MANAGER REPORT

GARY SWAYZE is portfolio manager of Colonial New York Tax-Exempt Fund and is a senior vice president of Colonial Management Associates, Inc.

TAX-EXEMPT MARKET GENERATED MODEST GAINS
The period began on a positive note, with the U.S. economy strong and no clear signs of inflation. Throughout the year a series of international crises manifested domestically, affecting both stock and bond prices. Instability in Asia, Russia and Latin America contributed to an increase in the U.S. trade deficit and concerns about corporate profitability. This fall, the Federal Reserve Board lowered short-term interest rates three times in an effort to renew investor confidence. Sentiment about how these events might impact the U.S. economy in the long run shifted throughout the period, taking fixed-income investors on a roller coaster ride through much of the year. Overall, bond prices rose during the period.

Like the broader bond market, municipal bond prices were affected by global events and interest rate volatility. In addition, the tax-exempt market experienced a near-record level of issuance in 1998, as issuers took advantage of lower interest rates to refinance existing debt and to finance new projects. At times, the market found it difficult to absorb this supply.

FUND'S PERFORMANCE REFLECTS INVESTMENT STRATEGY
For the 12-month period, the Fund generated a total return of 6.61% for Class A shares, based on net asset value. This compares favorably with the performance of the Fund's Lipper competitive peer group, which averaged 5.79% for the same time period. We attribute this performance to the Fund's investment strategy.

Our forecast for modest economic growth and low inflation led us to believe that interest rates would decline. Since bond prices tend to rise when interest rates fall, we emphasized bonds with a higher sensitivity to interest rate changes for most of the year. These included noncallable bonds, which cannot be refinanced at a lower rate of interest prior to maturity. The longer life span of these bonds increases their sensitivity to changes in interest rates, often producing attractive price gains when interest rates decline.

In the final months of the year we targeted purchases in intermediate maturity bonds with premium coupons, which were available at attractive prices. We believe they offered relative value to investors and positioned the Fund well for the market environment. We will continue to actively manage the portfolio in search of other relative value opportunities.

NEW ISSUERS IN NEW YORK PROVIDED OPPORTUNITIES
During the past year, bonds issued by two new market participants provided attractive values. The first, Long Island Power Authority (LIPA) (4.39% of net assets), came to market with the largest municipal bond issue in history. The $3.5 billion deal represented the merger of the former Long Island Lighting Co. and Brooklyn Union Gas Co. The historic nature of this transaction focused investors' attention on both the New York and national municipal markets. Despite the issue's size, demand for LIPA bonds exceeded supply and prices rose significantly. The second new issuer, the Transitional Finance Authority (TFA) (3.61% of net assets), was created to finance infrastructure projects in New York City. Issues backed by TFA were well received by the market based on strong security provisions and favorable, investment-grade bond ratings.

NEW YORK ENJOYS A STRONG ECONOMY, BUT CONDITIONS ARE MIXED
New York's economic health improved over the period. Per capita income rose, the state unemployment rate fell to its lowest level in eight years, and housing markets boomed. However, a gap remained between the service-oriented downstate region and the manufacturing-intensive upstate region. Downstate continued to do well, driven by low unemployment and a buoyant financial services sector. However, we expect that a bear market could result in widespread layoffs in this and other sectors. Furthermore, continued downsizing by major corporations headquartered in New York City may restrict growth going forward, particularly in the commercial banking sector, where mergers tend to produce job losses. Upstate rebounded modestly over the past year, with fewer layoffs, but competitive pressure from cheaper overseas labor markets may restrict future improvement. The state's fiscal position is good, with a budget surplus. However, the state's overwhelming reliance on the financial services sector and a lack of commitment from its legislature to fund education and infrastructure limits the likelihood of a bond rating upgrade.

POSITIVE OUTLOOK FOR MUNICIPAL MARKET CONDITIONS
Looking ahead, inflation should remain low, as we expect productivity gains and a worldwide surplus in manufacturing capacity to limit the potential for substantial price increases. In the municipal market, we expect positive supply and demand dynamics. We doubt total issuance will match 1998's near-record level of $280 billion, partially because refinancing volume should slow down as many issuers have already refinanced. Overall, lower supply combined with generally positive expectations for the economic environment should have a positive impact on municipal bond prices. However, as we end the eighth consecutive year of economic expansion in the U.S., we will watch for events and trends that could change our expectations and possibly lead us to alter our investment strategy.

           COLONIAL NEW YORK TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE
                  VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
               Change in Value of $10,000 from 1/31/89 to 1/31/99
                     Based on NAV and POP for Class A Shares

AS_OF_DATE                    NAV               POP             Lehman
Jan 31, 89                  $10,000           $10,000           $10,000
Mar 31, 89                    9,910             9,439             9,862
Jun 30, 89                   10,342             9,851            10,446
Sep 30, 89                   10,303             9,814            10,453
Dec 31, 89                   10,597            10,094            10,854
Mar 31, 90                   10,570            10,086            10,903
Jun 30, 90                   10,841            10,326            11,157
Sep 30, 90                   10,801            10,288            11,164
Dec 31, 90                   11,163            10,632            11,645
Mar 31, 91                   11,391            10,849            11,908
Jun 30, 91                   11,658            11,104            12,163
Sep 30, 91                   12,213            11,633            12,636
Dec 31, 91                   12,580            11,982            13,059
Mar 31, 92                   12,603            12,004            13,098
Jun 30, 92                   13,109            12,487            13,595
Sep 30, 92                   13,433            12,795            13,956
Dec 31, 92                   13,648            13,000            14,210
Mar 31, 93                   14,172            13,498            14,738
Jun 30, 93                   14,660            13,964            15,221
Sep 30, 93                   15,126            14,407            15,735
Dec 31, 93                   15,315            14,587            15,956
Mar 31, 94                   14,349            13,667            15,080
Jun 30, 94                   14,415            13,731            15,246
Sep 30, 94                   14,504            13,815            15,351
Dec 31, 94                   14,110            13,439            15,131
Mar 31, 95                   15,279            14,554            16,201
Jun 30, 95                   15,418            14,686            16,591
Sep 30, 95                   15,826            15,074            17,068
Dec 31, 95                   16,738            15,943            17,772
Mar 31, 96                   16,388            15,609            17,558
Jun 30, 96                   16,531            15,745            17,693
Sep 30, 96                   16,910            16,107            18,098
Dec 31, 96                   17,319            16,496            18,559
Mar 31, 97                   17,242            16,423            18,515
Jun 30, 97                   17,829            16,982            19,153
Sep 30, 97                   18,348            17,477            19,730
Dec 31, 97                   18,962            18,061            20,265
Mar 31, 98                   19,150            18,240            20,499
Jun 30, 98                   19,416            18,493            20,811
Sep 30, 98                   19,890            18,945            21,450
Dec 31, 98                   20,204            19,244            21,578
Jan 31, 99                   20,414            19,445            21,835

                  VALUE OF A $10,000 INVESTMENT MADE ON 1/31/89
                                  As of 1/31/99
--------------------------------------------------------------------------------
       Class A                      Class B                     Class C
  NAV          POP              NAV         w/CDSC          NAV          w/CDSC
--------------------------------------------------------------------------------
$20,414       $19,445         $19,451      $19,451         $20,275       $20,275

                          AVERAGE ANNUAL TOTAL RETURNS
                             As of January 31, 1999
--------------------------------------------------------------------------------
                 CLASS A SHARES          CLASS B SHARES        CLASS C SHARES
INCEPTION            9/26/86                8/4/92                  8/1/97
                  NAV       POP         NAV       w/CDSC        NAV      w/CDSC
--------------------------------------------------------------------------------
1 YEAR           6.61%      1.55%      5.80%       0.80%      6.13%       5.13%
--------------------------------------------------------------------------------
5 YEARS          5.71       4.68       4.92        4.58       5.56        5.56
--------------------------------------------------------------------------------
10 YEARS         7.40       6.88       6.88        6.88       7.32        7.32
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. The applicable CDSC for Class B shares is 5% for one year and 2% for five years. The CDSC for one year for Class C shares is 1%. Performance results reflect any voluntary waivers or reimbursement of expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.
Performance for different share classes will vary based on differences in sales charges and fees associated with each class.
Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.
The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

                                   INVESTMENT PORTFOLIO
                              JANUARY 31, 1999 (IN THOUSANDS)

MUNICIPAL BONDS - 96.3%                                                  PAR         VALUE
------------------------------------------------------------------------------------------
 EDUCATION - 6.3%
   EDUCATION
   St. Lawrence University,
                                  5.250%    7/1/13                    $1,000      $  1,070
   State Dormitory Authority,
    Series 1985,
                                  7.800%   12/1/05                        35            36
   State Dormitory Authority:
    New York University,
                                  6.000%    7/1/06                     1,125         1,278
    Pace University,
                                  6.500%    7/1/11                     1,000         1,213
   State Dormitory Authority:
    New York Medical College,
    Series 1998,
                                  5.250%    7/1/13                     1,000         1,062
    New York University,
    Series 1998-A,
                                  5.750%    7/1/27                     2,000         2,290
                                                                                  --------
                                                                                     6,949
                                                                                  --------

 ..........................................................................................
HEALTHCARE - 1.7%
   HOSPITALS
   State Dormitory Authority:
    Beth Israel Medical Center,
    Series 1997-A,
                                  5.125%   11/1/16                     1,075         1,099
    St. Clare's Hospital,
    Series 1998-B,
                                  5.300%   2/15/19                       750           759
                                                                                  --------
                                                                                     1,858
                                                                                  --------

 ..........................................................................................
HOUSING - 4.3%
   ASSISTED LIVING/SENIOR - 1.0%
   Glen Cove Housing Authority,
                                  8.250%   10/1/26                     1,000         1,140
                                                                                  --------
   Multi-Family - 3.3%
   Hudson Housing Development Corp.,
    Providence Hall-Schuyler Court Project,
    Series 1992-A,
                                  6.500%    1/1/22                       750           792
   Nyack Housing Assistance Corp.,
    Nyack Plaza Apartments,
                                  7.375%    6/1/21(a)                  1,218         1,221
   State Housing Finance Agency:
    Series 1989-B,
                                  7.550%   11/1/29                       230           239
    Series 1996-A,
                                  6.100%   11/1/15                     1,230         1,342
                                                                                  --------
                                                                                     3,594
                                                                                  --------

 ...........................................................................................
OTHER - 3.6%
   REFUNDED/ESCROWED(B)
   PR Commonwealth of Puerto Rico,
    Series 1994,
                                  6.500%    7/1/23                     2,000         2,309
   State Dormitory Authority,
    Menorah Campus,
    Series 1991,
                                  7.400%    2/1/31                       245           273
   State Housing Finance Agency,
    Series 1990-A,
                                  8.000%   11/1/08                       205           226
   State Medical Care Facilities Finance Agency,
    Series 1990-B,
                                  7.875%   8/15/08                       395           431
   State Power Authority,
                                  6.625%    1/1/12                       705           780
                                                                                  --------
                                                                                     4,019
                                                                                  --------

 ..........................................................................................
OTHER REVENUE - 3.7%
   INDUSTRIAL - 0.8%
   Monroe County Industrial Development Agency,
    Yorkmill Realty Association, Series 1986,
                                  9.500%   12/1/06                       935           966
                                                                                  --------

   RECREATION - 2.9%
   Hamilton Industrial Development Agency,
    Adirondack Historical Association,
                                  5.250%   11/1/18                       500           503
   New York City Cultural Trust,
    American Museum of Natural History,
                                  5.600%    4/1/18                     1,000         1,066
   New York City Industrial Development Agency,
    Development Agency, United States Tennis Association,
    Tennis Center Project, Series 1994,
                                  6.375%  11/15/14                     1,500         1,693
                                                                                  --------
                                                                                     3,262
                                                                                  --------

------------------------------------------------------------------------------------------
RESOURCE RECOVERY - 2.1%
   DISPOSAL
   Westchester County Industrial
    Development Agency,
    Westchester Resco Co. Project,
                                  6.000%    7/1/09                     2,000         2,281
                                                                                  --------

 ..........................................................................................
TAX-BACKED - 40.2%
   LOCAL APPROPRIATED - 1.5%
   Dormitory Westchester County,
                                    (c)     8/1/19                     1,200           438
   State Dormitory Authority,
    Judicial Facilities,
    Series 1991-A,
                                  9.500%   4/15/14                     1,000         1,167
                                                                                  --------
                                                                                     1,605
                                                                                  --------

   LOCAL GENERAL OBLIGATIONS - 4.9%
   City of Yonkers Schenectady,
                                  4.500%   12/1/17                     1,000           956
   New York City,
    Series-B,
                                  6.000%    8/1/07                     1,000         1,141
   New York City,
    Series-F,
                                  6.000%    8/1/16                     2,000         2,181
   New York City,
    Series-G,
                                  5.750%    2/1/14                     1,000         1,079
                                                                                  --------
                                                                                     5,357
                                                                                  --------
   SPECIAL NON-PROPERTY TAX - 15.5%
   Metropolitan Transportation Authority,
    Series 1998-A,
                                  4.500%    4/1/18                     1,000           961
   New York City Transitional Finance Authority:
    Series 1998-A,
                                  5.250%  11/15/13                     1,000         1,066
    Series 1998-C,
                                  4.750%    5/1/23                     3,000         2,907
   State Local Government Assistance Corp:
    Series 1993-C,
                                  5.500%    4/1/17                     2,100         2,301
    Series 1993-E:
                                  5.000%    4/1/21                     5,150         5,219
                                  6.000%    4/1/14                     3,945         4,581
                                                                                  --------
                                                                                    17,035
                                                                                  --------
   STATE APPROPRIATED - 16.1%
   State Dormitory Authority,
    State University of New York,
                                  4.500%   5/15/20                     1,000           932
   State Dormitory Authority,
    Mental Health Service Facilities,
                                  5.250%   2/15/13                     1,000         1,063
   State Dormitory Authority:
    City University,
    Series 1990-C,
                                  7.500%    7/1/10                     1,500         1,861
    University of New York,
    Series 1990-B,
                                  7.500%   5/15/11                     1,000         1,260
   State Dormitory Authority:
    Series 1993-A,
                                  5.500%   5/15/13                     3,000         3,307
    City University,
    Series 1993-A,
                                  6.000%    7/1/20                     2,000         2,287
   State Housing Finance Agency,
    Series 1990-A,
                                  8.000%   11/1/08                        45            49
   State Medical Care Facilities Finance Agency:
    Series 1987-A,
                                  8.875%   8/15/07                       110           112
    Series 1990-B,
                                  7.875%   8/15/08                        80            87
    Series 1994-D,
                                  6.150%   2/15/15                     2,000         2,279
   State Urban Development, Series-A,
                                  5.500%    1/1/14                     2,000         2,211
   Triborough Bridge & Tunnel Authority,
    Javits Convention Center Project,
    Series-E,
                                  7.250%    1/1/10                     1,000         1,207
   Urban Development Corp.,
                                  5.125%    4/1/12                     1,000         1,059
                                                                                  --------
                                                                                    17,714
                                                                                  --------
   STATE GENERAL OBLIGATIONS - 2.2%
   PR Commonwealth of Puerto Rico
    Aqueduct & Sewer Authority,
    Series 1995,
                                  6.250%    7/1/12                     2,000         2,370
                                                                                  --------
 TRANSPORTATION - 10.2%
   AIR TRANSPORTATION - 4.1%
   New York City Industrial Development Agency,
    American Airlines, Inc., Series 1994,
                                  6.900%    8/1/24                     2,000         2,214
   Port Authority of New York & New Jersey,
    JFK International Air Terminal, Series 6,
                                  6.250%   12/1/08                     2,000         2,342
                                                                                  --------
                                                                                     4,556
                                                                                  --------
   TOLL FACILITIES - 3.9%
   Triborough Bridge & Tunnel Authority,
    Series 1991-B:
                                  6.875%    1/1/15                     1,000         1,076
                                  6.875%    1/1/15                     2,000         2,153
   Triborough Bridge & Tunnel Authority,
    Series-Y,
                                  5.500%    1/1/17                     1,000         1,101
                                                                                  --------
                                                                                     4,330
                                                                                  --------
   TRANSPORTATION - 2.2%
   Albany Parking Authority,
    Green and Hudson Garage Project,
    Series 1991-A,
                                  7.150%   9/15/16                       250           268
   Port Authority of New York & New Jersey,
    Series 85,
                                  5.375%    3/1/28                     2,000         2,175
                                                                                  --------
                                                                                     2,443
                                                                                  --------

 ..........................................................................................
UTILITY - 24.2%
   INDIVIDUAL POWER PRODUCERS - 3.8%
   New York City Industrial Development Agency,
    Brooklyn Navy Yard Partners,
    Series 1997,
                                  6.200%   10/1/22                     1,250         1,412
   Port Authority of New York & New Jersey,
    KIAC Partners,
    Series 1996 IV,
                                  6.750%   10/1/19                     2,000         2,225
   Suffolk Nissequo/Stoneybrook,
                                  5.500%    1/1/23                       500           502
                                                                                  --------
                                                                                     4,139
                                                                                  --------
   INVESTOR OWNED - 8.0%
   State Energy Research & Development Authority,
    Consolidated Edison Co., Series 1991-A,
                                  7.500%    1/1/26                       500           522
   State Energy Research & Development Authority:
    Brooklyn Union Gas Co.,
    Series 1989-A,
                                  6.750%    2/1/24                     3,000         3,291
    Brooklyn Union Gas Co.,
    Series 1993-A, IFRN,
                                  9.335%    4/1/20                     1,500         1,973
   State Energy Research & Development Authority,
    Consolidated Edison Co.,
    Series 1993-B,
                                  5.250%   8/15/20                     3,000         3,059
                                                                                  --------
                                                                                     8,845
                                                                                  --------
   MUNICIPAL ELECTRIC - 8.2%
   Long Island Power Authority:
    Series 1998,
                                  5.125%    4/1/12                       500           530
    Series 1998-A:
                                  5.000%   12/1/18                     1,800         1,815
                                  5.250%   12/1/26                     2,470         2,495
   PR Puerto Rico Electric Power Authority:
    Series 1998-DD,
                                  4.500%    7/1/19                     1,000           965
    Series 1998-EE,
                                  4.500%    7/1/18                     1,000           968
   State Energy Research & Development Authority,
    Long Island Lighting Co., Series 1992-A,
                                  7.150%    2/1/22                     2,000         2,257
                                                                                  --------
                                                                                     9,030
                                                                                  --------
   WATER & SEWER - 4.2%
   New York City Municipal Water Finance Authority,
                                  5.375%   6/15/26                     1,000         1,032
   State Environmental Facilities Corp.,
    New York City Municipal Water Finance Authority,
    Series 1990-A,
                                  7.500%   6/15/12                     2,000         2,150
   Suffolk County Industrial Development Agency,
    Southwest Sewer Systems,
                                  6.000%    2/1/07                     1,245         1,413
                                                                                  --------
                                                                                     4,595
                                                                                  --------

   TOTAL MUNICIPAL BONDS  (cost of $95,781)(d)                                     106,088
                                                                                  --------

------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 1.9%
------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (e)
   CA Irvine Improvement Bond Act of 1915,
    Series 1998,
                                  3.000%    9/2/23                       500           500
   CA Irvine Ranch Water District,
                                  3.000%    1/1/21                       400           400
   ID State Health Facilities Authority,
    St. Lukes Regional Medical Facility,
    Series 1995,
                                  3.200%    5/1/22                       200           200
   LA State Offshore Terminal Authority,
    Loop, Inc.,
                                  3.150%    9/1/06                       200           200
   MS Perry County,
    Leaf River Forest Project,
                                  3.150%    3/1/02                       400           400
   NM Farmington,
    Arizona Public Service Co.,
    Four Corners Project, Series 1994-B,
                                  3.150%    9/1/24                       100           100
   Long Island Power Authority,
    Sub-Series 1998-5,
                                  3.150%    5/1/33                       300           300
                                                                                  --------

   TOTAL SHORT-TERM OBLIGATIONS                                                      2,100
                                                                                  --------

OTHER ASSETS & LIABILITIES, NET - 1.8%                                               1,959
------------------------------------------------------------------------------------------
   NET ASSETS - 100%                                                              $110,147
                                                                                  --------

NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------------------
(a) This security is exempt from registration under Rule 144A of the Securities Act of
    1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1999, the value of this security amounted to $1,221 or 1.2% of net assets.
(b) The fund has been informed that each issuer has placed direct obligations of the U.S.
    Government in an irrevocable trust, solely for the payment of the interest and principal.
(c) Zero coupon bond.
(d) Cost for federal income tax purposes is the same.
(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured either by letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1999.

       Acronym                                          Name
   ----------------                     --------------------------------------
        IFRN                                 Inverse Floating Rate Note

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1999

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $95,781)                                 $106,088
Short-term obligations                                                 2,100
                                                                    --------
                                                                     108,188
Receivable for:
  Interest                                              $1,470
  Fund shares sold                                         682
  Investments sold                                           9
Other                                                        8         2,169
                                                        ------      --------
    Total Assets                                                     110,357

LIABILITIES
Payable for:
  Distributions                                            132
  Fund shares repurchased                                   60
  Payable to Advisor                                         5
Accrued:
  Deferred Trustees fees                                     4
Other                                                        9
                                                        ------
    Total Liabilities                                                    210
                                                                    --------

NET ASSETS                                                          $110,147
                                                                    --------

Net asset value & redemption price per share -
Class A ($55,348/7,387)                                             $   7.49(a)
                                                                    --------
Maximum offering price per share - Class A
($7.49/0.9525)                                                      $   7.86(b)
                                                                    --------
Net asset value & offering price per share -
Class B ($54,079/7,217)                                             $   7.49(a)
                                                                    --------
Net asset value & offering price per share -
Class C ($720/96)                                                   $   7.49(a)
                                                                    --------

COMPOSITION OF NET ASSETS
Capital paid in                                                     $102,428
Overdistributed net investment income                                    (93)
Accumulated net realized loss                                         (2,495)
Net unrealized appreciation                                           10,307
                                                                    --------
                                                                    $110,147
                                                                    --------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED JANUARY 31, 1999

(in thousands)
INVESTMENT INCOME
Interest                                                                $ 5,916

EXPENSES
Management fee                                          $  533
Service fee                                                186
Distribution fee - Class B                                 394
Distribution fee - Class C                                   4
Transfer agent                                             159
Bookkeeping fee                                             47
Trustees fee                                                12
Custodian fee                                                4
Audit fee                                                   18
Legal fee                                                    4
Registration fee                                            15
Reports to shareholders                                      8
Other                                                       11
                                                        ------
                                                         1,395
Fees waived by the Advisor                                (169)
Fees waived by the Distributor - Class C                    (1)
Custody credits earned                                      (4)           1,221
                                                         -----           ------
  Net Investment Income                                                   4,695
                                                                         ------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                              799
  Closed futures contracts                                  75
                                                        ------
    Net Realized Gain                                                       874
    Net Change in Unrealized Appreciation                                   947
                                                                         ------
      Net Gain                                                            1,821
                                                                         ------
Increase in Net Assets from Operations                                   $6,516
                                                                         ------

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                           Year ended January 31
                                                         ----------------------
INCREASE (DECREASE) IN NET ASSETS                          1999         1998(a)
Operations:
Net investment income                                    $  4,695      $  5,040
Net realized gain                                             874         1,344
Net unrealized appreciation                                   947         3,611
                                                         --------      --------
  Net Increase from Operations                              6,516         9,995
Distributions:
From net investment income - Class A                       (2,564)       (2,680)
In excess of net investment income - Class A                  (83)          (38)
From net investment income - Class B                       (2,114)       (2,429)
In excess of net investment income - Class B                  (69)          (35)
From net investment income - Class C                          (15)           (2)
In excess of net investment income - Class C                   (b)           (b)
                                                         --------      --------
                                                            1,671         4,811
                                                         --------      --------
Fund Share Transactions:
Receipts for shares sold - Class A                         11,737         5,959
Value of distributions reinvested - Class A                 1,452         1,318
Cost of shares repurchased - Class A                      (10,427)       (8,522)
                                                         --------      --------
                                                            2,762        (1,245)
                                                         --------      --------
Receipts for shares sold - Class B                          6,567         3,969
Value of distributions reinvested - Class B                 1,232         1,344
Cost of shares repurchased - Class B                       (6,852)       (8,329)
                                                         --------      --------
                                                              947        (3,016)
                                                         --------      --------
Receipts for shares sold - Class C                            616           115
Value of distributions reinvested - Class C                    15             2
Cost of shares repurchased - Class C                          (25)          (15)
                                                         --------      --------
                                                              606           102
                                                         --------      --------
Net Increase (Decrease) from Fund Share
  Transactions                                              4,315        (4,159)
                                                         --------      --------
    Total Increase                                          5,986           652

NET ASSETS
Beginning of period                                       104,161       103,509
                                                         --------      --------
End of period (net of overdistributed
  net investment income of $93 and $11,
  respectively)                                          $110,147      $104,161
                                                         --------      --------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                         Year ended January 31
                                                         ----------------------
(in thousands)                                             1999         1998(a)
NUMBER OF FUND SHARES
Sold - Class A                                              1,598           829
Issued for distributions reinvested - Class A                 197           185
Repurchased - Class A                                      (1,420)       (1,198)
                                                         --------      --------
                                                              375          (184)
                                                         --------      --------
Sold - Class B                                                891           556
Issued for distributions reinvested - Class B                 167           188
Repurchased - Class B                                        (930)       (1,165)
                                                         --------      --------
                                                              128          (421)
                                                         --------      --------
Sold - Class C                                                 83            16
Issued for distributions reinvested - Class C                   2            (b)
Repurchased - Class C                                          (3)           (2)
                                                         --------      --------
                                                               82            14
                                                         --------      --------

(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                              JANUARY 31, 1999

NOTE 1. ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: Colonial New York Tax-Exempt Fund (the Fund), a series of Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return as is consistent with prudent risk, by pursuing current income exempt from federal and New York state and city personal income tax and provides opportunities for long-term appreciation from a portfolio primarily invested in investment-grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's pro-rata portion of the combined average net assets of the funds consisting of Trust V as follows:

                  Average Net Assets                 Annual Fee Rate
                  ------------------                 ---------------
                   First $2 billion                        0.50%
                   Over $2 billion                         0.45%

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Liberty Funds Services, Inc., formerly Colonial Investors Services Center, Inc. (The Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.


UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the year ended January 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $13,272 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $9,933, $100,077, and none on Class A, Class B, and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B shares and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires payment of a service fee to the Distributor as follows:

                     Valuation of shares            Annual
                 outstanding on the 20th of          Fee
                each month which were issued         Rate
                ----------------------------         ----
                Prior to November 30, 1994           0.10%
               On or after December 1, 1994          0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $4,421 of custodian fees were reduced by balance credits applied during the year ended January 31, 1999. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered such agreements.

NOTE 3.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the year ended January 31, 1999, purchases and sales of investments, other than short-term obligations were $31,615,032 and $29,301,745, respectively.

Unrealized appreciation (depreciation) at January 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation                $10,345,871
    Gross unrealized depreciation                    (39,314)
                                                 -----------
            Net unrealized appreciation          $10,306,557
                                                 -----------

Capital loss carryforwards: At January 31, 1999, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                          Year of                Capital loss
                        expiration               carryforward
                        ----------               ------------
                           2004                  $ 1,254,000
                           2005                       79,000
                                                 -----------
                                                 $ 1,333,000
                                                 -----------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
--------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 1999.

NOTE 5. SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement for the Meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 14,630,761 shares of beneficial interest. The votes cast at the meeting were as follows:
                                                                       AUTHORITY
                                                        FOR            WITHHELD
                                                        ---            --------
To elect a Board of Trustees:
    Robert J. Birnbaum                               7,907,055          252,465
    Tom Bleasdale                                    7,906,364          253,155
    John Carberry                                    7,906,980          252,539
    Lora S. Collins                                  7,907,055          252,465
    James E. Grinnell                                7,907,055          252,465
    Richard W. Lowry                                 7,907,671          251,849
    Salvatore Macera                                 7,906,881          252,638
    William E. Mayer                                 7,907,671          251,849
    James L. Moody, Jr                               7,906,364          253,155
    John J. Neuhauser                                7,907,671          251,849
    Thomas E. Stitzel                                7,907,671          251,849
    Robert L. Sullivan                               7,892,601          252,465
    Anne-Lee Verville                                7,906,881          252,638

To amend fundamental investment policies regarding borrowing and lending:

            FOR                     AGAINST                        ABSTAIN
            ---                     -------                        -------
         5,920,626                  203,150                        415,938

To approve policies for a master fund/feeder fund structure:

            FOR                     AGAINST                        ABSTAIN
            ---                     -------                        -------
         5,895,291                  260,192                        383,809

                                      FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                              Year ended January 31
                                                -----------------------------------------------
                                                                    1999
                                                Class A            Class B              Class C
                                                -------            -------              -------
Net asset value - Beginning of period           $ 7.380            $ 7.380              $ 7.380
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                         0.358              0.301                0.324(b)
Net realized and unrealized gain                  0.115              0.115                0.115
                                                -------            -------              -------
   Total from Investment Operations               0.473              0.416                0.439
                                                -------            -------              -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.352)            (0.296)              (0.320)
In excess of net investment income               (0.011)            (0.010)              (0.010)
                                                -------            -------              -------
Total Distributions
  Declared to Shareholders                       (0.363)            (0.306)              (0.329)
                                                -------            -------              -------
Net asset value - End of period                 $ 7.490            $ 7.490              $ 7.490
                                                -------            -------              -------
Total return (c)(d)                               6.61%              5.80%                6.13%
                                                -------            -------              -------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                      0.77%              1.52%                1.22%(b)
Net investment income (e)                         4.78%              4.03%                4.33%(b)
Fees and expenses waived
  or borne by the Advisor (e)                     0.16%              0.16%                0.16%
Portfolio turnover                                  28%                28%                  28%
Net assets at end of period (000)               $55,348            $54,079              $   720

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                                $ 0.012            $ 0.012              $ 0.012
(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

-----------------------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
Approximately 98.5% of the income distributions will be treated as exempt income for federal income tax purposes.
-----------------------------------------------------------------------------------------------

                                        FINANCIAL HIGHLIGHTS - CONT.
Selected data for a share of each class outstanding throughout each period are as follows:

                                                          Year ended January 31
                               -----------------------------------------------------------------------------
                                         1998                                                1997
                               Class A          Class B          Class C(b)         Class A          Class B
                               -------          -------          -------            -------          -------
Net asset value -
   Beginning of period         $ 7.040          $ 7.040          $ 7.270            $ 7.250          $ 7.250
                               -------          -------          -------            -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)        0.383            0.330            0.171(c)           0.393            0.340
Net realized and
  unrealized gain (loss)         0.346            0.346            0.118             (0.207)          (0.207)
                               -------          -------          -------            -------          -------
   Total from Investment
      Operations                 0.729            0.676            0.289              0.186            0.133
                               -------          -------          -------            -------          -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income      (0.384)          (0.331)          (0.179)            (0.396)          (0.343)
From capital paid in            (0.005)          (0.005)            --                 --               --
                               -------          -------          -------            -------          -------
  Total Distributions
  Declared to Shareholders      (0.389)          (0.336)          (0.179)            (0.396)          (0.343)
                               -------          -------          -------            -------          -------
Net asset value -
   End of period               $ 7.380          $ 7.380          $ 7.380            $ 7.040          $ 7.040
                               -------          -------          -------            -------          -------
Total return (d)(e)             10.67%            9.85%            4.04%(f)           2.76%            1.99%
                               -------          -------          -------            -------          -------
RATIOS TO AVERAGE NET ASSETS
Expenses                         0.67%(g)         1.42%(g)         1.12%(c)(g)(h)     0.65%(g)         1.40%(g)
Net investment income            5.31%(g)         4.56%(g)         4.72%(c)(g)(h)     5.56%(g)         4.81%(g)
Fees and expenses waived
   or borne by the Advisor       0.28%(g)         0.28%(g)         0.29%(g)(h)        0.29%(g)         0.29%(g)
Portfolio turnover                 38%              38%              38%                78%              78%
Net assets at end
   of period (000)             $51,744          $52,313          $   104            $50,648          $52,861

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                               $ 0.020          $ 0.020          $ 0.021            $ 0.020          $ 0.020
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.
(h) Annualized.

                                               FINANCIAL HIGHLIGHTS - CONT.

                                                  Year ended January 31
                               ------------------------------------------------------------
                                         1996                              1995
                               Class A          Class B          Class A            Class B
                               -------          -------          -------            -------

                               $ 6.680          $ 6.680          $ 7.500            $ 7.500
                               -------          -------          -------            -------


                                 0.401            0.349            0.427              0.376

                                 0.576            0.576           (0.834)            (0.834)
                               -------          -------          -------            -------

                                 0.977            0.925           (0.407)            (0.458)
                               -------          -------          -------            -------


                                (0.407)          (0.355)          (0.413)            (0.362)
                               -------          -------          -------            -------


                                (0.407)          (0.355)          (0.413)            (0.362)
                               -------          -------          -------            -------

                               $ 7.250          $ 7.250          $ 6.680            $ 6.680
                               -------          -------          -------            -------
                                14.99%           14.15%           (5.32)%            (6.04)%
                               -------          -------          -------            -------

                                 0.58%(g)         1.33%(g)         0.42%              1.17%

                                 5.72%(g)         4.97%(g)         6.25%              5.50%


                                 0.38%(g)         0.38%(g)         0.46%              0.46%
                                   39%              39%              65%                65%

                               $56,795          $53,505          $53,322            $43,166

                               $ 0.026          $ 0.026          $ 0.032            $ 0.032

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF
COLONIAL NEW YORK TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial New York Tax-Exempt Fund (a series of Colonial Trust V) at January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
Boston, Massachusetts
March 11, 1999

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial New York Tax-Exempt Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial New York Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial New York Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details about sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.



* Effective October 1, 1998, Colonial Investors Service Center, Inc. -- the Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor Funds -- changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
       COLONIAL o CRABBE HUSON o  NEWPORT o STEIN ROE ADVISOR
       Liberty Funds Distributor, Inc. (C)1999
       One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                   NY-02/598G-0199 (3/99) 99/277